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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 22, 2004



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



           California                 File No. 0-19231           68-0166366
           ----------                 ----------------           ----------
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer)
  Incorporated or organization)                              Identification No.)



  111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
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  (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 12.  Results of Operations and Financial Condition

     On January 22, 2004, Redwood Empire Bancorp issued a press release concerning financial results for the fourth quarter ended December 31, 2003, a copy of which is furnished herewith as Exhibit 99.

     Exhibit 99 - Press release dated January 22, 2004.






                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    01-22-04             REDWOOD EMPIRE BANCORP
       ------------           ----------------------
                                  (Registrant)



                              By: /s/ Kim McClaran
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                                  Kim McClaran
                                  Vice President and
                                  Interim Chief Financial Officer